COLUMBIA FUNDS SERIES TRUST I

Columbia Small Cap Growth Fund I

Supplement dated April 1, 2011

to the Prospectuses dated January 1, 2011, as supplemented

The Board of Trustees of Columbia Funds Series Trust I (the “Trust”) has approved the suspension of the offering and sale of shares of Columbia Small Cap Growth Fund I (the “Fund”), a series of the Trust, to new investors and new accounts as of the close of business on April 29, 2011, subject to certain limited exceptions. In connection with this action, the prospectuses for all share classes of the Fund are hereby supplemented by adding the following sub-section under “Choosing a Share Class – The Funds”:

Fund Closing

As of the close of business on April 29, 2011 (the “Closing Date”), the Fund will suspend its offer and sale of shares to new investors and new accounts, subject to certain limited exceptions described below:

1.	Investors who have opened and funded an account with the Fund on or prior to the Closing Date will be able to make additional purchases of Fund shares and will be able to continue reinvestment of dividends and capital gain distributions;

2.	Any retirement plan, discretionary wrap program or similar investment vehicle may purchase Fund shares and add new accounts for the Fund if the investor or another plan, program or similar investment vehicle with the same or an affiliated sponsor has invested in the Fund as of the Closing Date;

3.	All retirement plans, discretionary wrap programs or similar investment vehicles that have approved the Fund as an investment option as of the Closing Date, but that have not opened an account as of that date, may open an account and purchase Fund shares and add new accounts for the Fund, provided that the plan, program or similar investment vehicle opens its initial account with the Fund on or prior to July 5, 2011;

4.	All discretionary wrap programs, discretionary model retirement asset allocation programs or similar investment vehicles that follow an asset allocation model that includes the Fund as an investment option as of the Closing Date may open an account and purchase Fund shares and add new accounts for the Fund; and

5	Any state tuition plan managed by Columbia Management Investment Advisers, LLC and organized under Section 529 of the Internal Revenue Code that has accounts that hold shares of the Fund as of the Closing Date may continue to purchase Fund shares and to add new accounts for the Fund.

In the event that an order to purchase shares is received by the Fund or its transfer agent after April 29, 2011 from a new investor or a new account that is not eligible to purchase shares, that order will be refused by the Fund or its transfer agent and any money that the Fund or its transfer agent received with the order will be returned to the investor, account or selling agent, as appropriate, without interest.

Shareholders should retain this Supplement for future reference.

C-1641-1 A (4/11)